EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of CIBER, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2007 (the “Annual Report”), I,  Peter H. Cheesbrough, Chief Financial Officer of the Company, do hereby certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Annual Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 29, 2008

By	/s/ Peter H. Cheesbrough
Peter H. Cheesbrough
Chief Financial Officer